EXHIBIT 10.1

               CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED
                  BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT

                   OMITTED PORTIONS HAVE BEEN SEPARATELY FILED
                   WITH THE SECURITIES AND EXCHANGE COMMISSION

                                                               EXECUTION VERSION

                                 AMENDMENT NO. 1
                                       TO
            AMENDED AND RESTATED MEDIA GATEWAY SERVICES AGREEMENT II

     THIS AMENDMENT NO 1. TO MEDIA GATEWAY SERVICES AGREEMENT II ("AMENDMENT") dated as of December 31, 2000, by and among Qwest Communications Corporation, a Delaware corporation ("QWEST"), Qwest Communications International Inc., a
Delaware corporation ("QCI") and KMC Telecom V Inc., a Delaware corporation ("KMC").


     WHEREAS, Qwest and KMC are parties to that certain Amended and Restated Media Gateway Services Agreement II, dated as of March 31, 2000 ( the "MGS AGREEMENT") pursuant to which, among other things, KMC has agreed to provide to Qwest, and Qwest has agreed to compensate KMC for, certain services; and


     WHEREAS, the parties have agreed to amend the MGS Agreement on the following terms;


     NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, KMC, Qwest and QCI agree, jointly and severally, as follows:

     1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the MGS Agreement.

     2. AMENDMENT TO THE MGS AGREEMENT. Effective as of the date hereof the MGS Agreement shall be and hereby is amended as follows:

          (a) The Definitions are hereby amended to include the following:

          "QWEST COMMUNICATIONS INTERNATIONAL INC." shall mean a Delaware corporation and the ultimate parent of Qwest Communications Corporation. Except where otherwise specifically set forth in this Agreement "Qwest" shall mean Qwest Communications Corporation and Qwest Communications International Inc.

          (b) SECTION 3 A. is hereby amended by deleting the words "[TEXT DELETED]" in the fourteenth line therein and substituting the words "[TEXT DELETED]" therefore.

          (c) SECTION 7.A is hereby amended by deleting the first two sentences and substituting the words "This Agreement shall have an initial term commencing on the Effective Date and ending fifty-one (51) months after November 1, 2000 unless earlier terminated pursuant to Section 9 b.,10, 14 or 16. Each of the MGS Circuits listed in the Implementation Schedule shall have a term that is fifty-one (51) months after July 29, 2000 but shall continue at the option of Qwest for an additional term to be specified in writing by Qwest no later than 30 days prior to the expiration of the initial term." In addition, SECTION 7 A. is hereby amended by deleting the words "forty-two (42)" in the eleventh line therein and substituting the words "fifty-one (51)" therefore.

          (c) SCHEDULE 1, PARAGRAPH 4 is hereby amended by deleting the words "forty-two (42) months" in the fifth line therein and substituting the words "fifty-one (51) months" therefore.

          (d) APPENDIX A TO SCHEDULE 1, PARAGRAPH 2 is hereby amended by deleting all references to "[TEXT DELETED]" in each of the second and fourth sentences therein and substituting the words "[TEXT DELETED]" in each of the second and fourth sentences therefore.

          (e) APPENDIX A TO SCHEDULE 1 is hereby amended to add paragraph number 5 which shall state:

          "5. Qwest shall be entitled to receive a credit equal to [TEXT DELETED] of any payments or credits which KMC receives from any provider of ingress or egress trunks for the MGS Circuits. To the extent received from such provider, KMC shall credit Qwest within [TEXT DELETED] of the end of each calendar quarter during the Term. In the event any amount received by KMC from a provider of ingress or egress is required to be returned by KMC pursuant to a requirement of law or order of any court or regulatory authority ("Forfeited Amount"), KMC shall have the right to bill Qwest for [TEXT DELETED] of such Forfeited Amount, up to a maximum of the total amount previously credited to Qwest under this paragraph, and Qwest shall, within [TEXT DELETED], repay such amounts to KMC."

     3. REPRESENTATIONS AND WARRANTIES. Qwest, QCI and KMC hereby respectively represent and warrant as follows:

          (a)  This  Amendment  and  the  MGS  Agreement,   as  amended  hereby,
     constitute legal, valid and binding obligations of Qwest, QCI and KMC and are enforceable against such party in accordance with their terms.

          (b) Upon the effectiveness of this Amendment, Qwest, QCI and KMC hereby reaffirm all representations and warranties made in the MGS Agreement, and to the extent the same are not amended hereby, agree that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an


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

     earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

          (c) As of the date hereof, and after giving effect to this Amendment, each of Qwest, QCI and KMC shall be in compliance with all the terms and provisions set forth in the MGS Agreement, as amended hereby, on its part to be observed or performed, and no Event of Default shall have occurred and/or be continuing.

     4. REFERENCE TO AND EFFECT ON THE MGS AGREEMENT.

          (a) The MGS Agreement,  as amended  hereby,  and all other  documents, instruments and agreements executed and/or delivered in connection therewith, remains in full force and effect, and are hereby ratified and confirmed.

          (b) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Qwest or KMC, nor constitute a waiver of any provision of the MGS Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE OTHER REMAINING TERMS OF THE MGS AGREEMENT AND THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

     6. PARAGRAPH HEADINGS. The paragraph headings contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

     7.   COUNTERPARTS.   This   Amendment  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.



KMC Telecom V Inc.

By:_____________________________

Name:___________________________

Title:__________________________


Qwest Communications Corporation

By:  /S/ YASH RANA
   -----------------------------

Name: YASH RANA
     ---------------------------

Title:  ASSOCIATE GENERAL COUNSEL AND ASSISTANT SECRETARY
      ---------------------------------------------------


Qwest Communications International Inc.

By:  /S/ YASH RANA
     ----------------------------

Name: YASH RANA
      ---------------------------

Title: ASSOCIATE GENERAL COUNSEL AND ASSISTANT SECRETARY
       --------------------------------------------------



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